Exhibit 99.8

AGREEMENT

This Agreement (the “Agreement”) is made as of the 12th day of September, 2007 by and between Lincoln International Corporation, a Delaware corporation having its offices at 641 Lexington Avenue, 25th Floor, New York, New York 10022 (the “Issuer”), and Nathan Low, individually and on behalf of NFS/FMTC Roth IRA FBO Mr. Nathan Low, with an address at 641 Lexington Avenue, 25th Floor, New York, NY  10022 (the “Seller”).

WITNESSETH:

WHEREAS, the Seller, individually and through his Roth IRA, is the owner of an aggregate of 2,175,000 shares (the “Shares”) of the Issuer’s common stock, par value $.0001 per share (“Common Stock”), and

WHEREAS, the Seller desires to sell the Shares to the Issuer, and the Issuer desires to purchase the Shares from the Seller, on and subject to the terms of this Agreement;

WHEREFORE, the parties hereto hereby agree as follows:

1. Sale of the Shares. Subject to the terms and conditions of this Agreement, and in reliance upon the representations, warranties, covenants and agreements contained in this Agreement, the Seller shall sell the Shares to the Issuer, and the Issuer shall purchase the Shares from the Seller for a purchase price (the “Purchase Price”) equal to $340,133.13. The Purchase Price, together with the payment of the obligations to Nathan Low pursuant to Section 2(b)(iii) of this Agreement, shall be wired in accordance with Exhibit A to this Agreement.

2. Closing.

(a) The purchase and sales of the Shares shall take place at a closing (the “Closing”), to occur immediately following execution and delivery of this Agreement.

(b) At the Closing:

(i) The Seller shall deliver to the Issuer certificates for the Shares, duly endorsed in form for transfer to the Issuer.

(ii) The Issuer shall pay the purchase price for the Shares.

(iii) The Issuer shall pay its obligations to Nathan Low on due to him in the aggregate amount of $284,866.87.

(iv) The Seller shall deliver evidence that, as of Closing, the Issuer has no direct, contingent or other obligations of any kind or any commitment or contractual obligations of any kind and description, and that all liabilities and obligations of any kind and description, whether immediate, direct, contingent or indirect, shall have been cancelled, with the result that the Issuer has, as of the Closing, no liabilities or obligations of any kind. All legal and accounting fees and expenses shall be paid or provided for at the Closing, and any fees and expenses not so paid shall be payable by Seller.

(v) The Issuer shall deliver or cause the Issuer’s transfer agent to deliver a certified copy of the stock ledger of the Issuer listing every stockholder of record as of the most recent practicable date.

(vi) The Issuer shall confirm that it has obtain the agreement of Samir Masri to continue to maintain the transfer books of the Issuer for a reasonable time until the Issuer can engage a transfer agent.

(vii) The Issuer shall take such steps as are necessary to become a corporation in good standing in New York.

(viii) The Issuer shall at Seller’s cost, take such steps as may be necessary to prepare and file tax returns for any periods ending on or prior to the Closing Date for which such returns are required to be filed.

(xi) Counsel for the Issuer shall have given its opinion to the Issuer, which may be relied on by any subsequent purchasers of the Issuer’s capital stock and their counsel if such purchases take place as part of the next direct or indirect merger or similar transaction with an operating business that results in a change of control of the Issuer (“Reverse Merger Issuances”), to the effect that all of the issued and outstanding capital stock has been duly and validly authorized and issued and is fully paid and non-assessable and not issued in violation of any preemptive right, right of first refusal or other right known to such counsel after review of the corporate records, and that the issuance of such capital stock was exempt from the registration requirements of the Securities Act of 1933, as amended, by virtue of Section 4(2) thereunder.

(x) The Issuer shall deliver a good standing certificate issued by the Secretary of State of the State of Delaware and a certified copy of the Issuer’s Articles of Incorporation, as currently in effect, certified by the Secretary of State of the State of Delaware.

(xi) The Seller will provide evidence that all liabilities of the Issuer have been paid and the Issuer has no obligation with respect to legal, accounting or other professional fees relating to the transactions contemplated by this Agreement or a proposed reverse acquisition (the “Reverse Acquisition Transaction”) with Keep On Holding Limited, a British Virgin Island corporation, and a related financing.

(d) The Seller understands that following the Closing, the Issuer may engage a different accounting firm. At and at any time after the Closing, the parties shall duly execute, acknowledge and deliver all such further assignments, conveyances, instruments and documents, and shall take such other action consistent with the terms of this Agreement to carry out the transactions contemplated by this Agreement. Without limiting the foregoing, the Issuer and Seller jointly and severally agree that they shall cause the Issuer’s current management to execute such certificates, auditor representation letters and other representations (“Certifications”) as the Issuer may reasonably request in order to enable the Issuer to prepare and file future reports with the Securities and Exchange Commission (“SEC”), including the Issuer’s Report on Form 8-K relating to this Agreement, and shall take such steps as may be necessary to facilitate the Issuer’s auditor’s preparation of the financial statements and its report related thereto for the current fiscal year. Such Certifications shall specifically include a representation letter for the benefit of the Issuer’s auditor in the form requested by its auditors. Any such Certifications shall treat only periods and events prior to Closing. Seller will also cause the Issuer to deliver the Issuer’s tax returns for the past three years at or as soon as practical after the Closing.

3. Representations and Warranties of the Issuer and Seller. The Issuer and Seller hereby jointly and severally make the following representations and warranties to each other and to any persons who acquire the Issuer’s capital stock following the Closing in Reverse Merger Issuances, provided, that such representations and warranties shall survive the Closing for a period of one (1) year and provided further that the Seller makes no representations and warranties other than with respect to himself and the Shares to be sold hereunder:

(a) The Issuer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Issuer has the corporate power to own its properties and to carry on its business as now being conducted and is duly qualified to do business and is in good standing in each jurisdiction in which the failure to be so qualified and in good standing would have a material adverse effect on the Issuer. The Issuer is not in violation of any of the provisions of its certificate of incorporation or by-laws. No consent, approval or agreement of any individual or entity is required to be obtained by the Issuer in connection with the execution and performance by the Issuer of this Agreement or the execution and performance by the Issuer of any agreements, instruments or other obligations entered into in connection with this Agreement. The Issuer has no subsidiary, and it does not have any equity investment or other interest, direct or indirect, in, or any outstanding loans, advances or guarantees to or on behalf of, any domestic or foreign individual or entity.

(b) The Issuer has authorized capital stock consisting of 500,000,000 shares of Issuer Common Stock, and 50,000,000 shares of preferred stock, no par value (the “Preferred Stock”), of which 2,610,000 shares of Common Stock, including the Shares, and no shares of Preferred Stock are presently issued and outstanding. Seller owns the Shares free and clear of any and all liens, claims, encumbrances, preemptive rights, right of first refusal and adverse interests of any kind. The Issuer has not created or authorized any series of Preferred Stock and has no obligation or understanding to do so, except as contemplated in that certain securities purchase agreement to be executed in connection with a Reverse Acquisition Transaction with Keep On Holding Limited (the “Purchase Agreement”), between the Issuer and the Investors named therein.

(c) Neither the Issuer nor Seller are party to any agreement or understanding pursuant to which any securities of any class of capital stock are to be issued or created or transferred. The Issuer has not acquired any shares of Common Stock, and has no formal or informal agreements or understandings pursuant to which it can or will acquire any shares of Issuer Common Stock (other than this Agreement). Except as contemplated in the Purchase Agreement, neither the Issuer nor Seller nor any officer, director or 5% stockholder of the Issuer has any agreements, plans, understandings or proposals, whether formal or informal or whether oral or in writing, pursuant to which it or he granted or may have issued or granted any individual or entity any Convertible Security or any interest in the Issuer or the Issuer’s earnings or profits, however defined. As used in this Agreement, the term “Convertible Securities” shall mean any options, rights, warrants, convertible debt, equity securities or other instrument or agreement upon the exercise or conversion of which or upon the exchange of which or pursuant to the terms of which additional shares of any class of capital stock of the Issuer may be issued.

(d) There is no private or governmental action, suit, proceeding, claim, arbitration or investigation pending before any agency, court or tribunal, foreign or domestic, or, to the Issuer’s Best Knowledge, threatened against the Issuer or any of its properties or any of its officers or directors (in their capacities as such). There is no judgment, decree or order against the Issuer that could prevent, enjoin, alter or delay any of the transactions contemplated by this Agreement. The term “Best Knowledge” of the Issuer shall mean and include (i) actual knowledge and (ii) that knowledge which a prudent businessperson would reasonably have obtained in the management of such Person’s business affairs after making due inquiry and exercising the due diligence which a prudent businessperson should have made or exercised, as applicable, with respect thereto.

(e) There are no material claims, actions, suits, proceedings, inquiries, labor disputes or investigations (whether or not purportedly on behalf of the Issuer) pending or, to the Issuer’s Best Knowledge, threatened against the Issuer or any of its assets, at law or in equity or by or before any governmental entity or in arbitration or mediation. No bankruptcy, receivership or debtor relief proceedings are pending or, to the best of the Issuer’s knowledge, threatened against the Issuer.

(f) The Issuer has complied with, is not in violation of, and has not received any notices of violation with respect to, any federal, state, local or foreign Law, judgment, decree, injunction or order, applicable to it, the conduct of its business, or the ownership or operation of its business. References in this Agreement to “Laws” shall refer to any laws, rules or regulations of any federal, state or local government or any governmental or quasi-governmental agency, bureau, commission, instrumentality or judicial body (including, without limitation, any federal or state securities law, regulation, rule or administrative order).

(g) The Issuer has properly filed all tax returns required to be filed and has paid all taxes shown thereon to be due. To the Best Knowledge of the Issuer, all tax returns previously filed are true and correct in all material respects.

(h) The Issuer has no outstanding liabilities or obligations to any party except as reflected on the Issuer’s Form 10-QSB for the quarter ended April 30, 2007, other than charges since such date similar to those incurred in past periods and consistent with past practice, all of which will be discharged prior to or at the Closing so that, at the Closing, the Issuer will have no direct, contingent or other obligations of any kind or any commitment or contractual obligations of any kind and description.

(i) All of the business and financial transactions of the Issuer have been fully and properly reflected in the books and records of the Issuer in all material respects and in accordance with generally accepted accounting principles consistently applied.

(j)  The Issuer’s Form 10-KSB for the year ended July 31, 2006, contains the audited financial statements of the Issuer, certified by Sherb & Co., LLP, (“Sherb”), the Issuer’s independent registered accounting firm, and the Issuer’s Form 10-QSB for the quarter ended April 30, 2007 contains the unaudited financial statements of the Issuer which have been reviewed by Sherb. The balance sheets fairly present the financial position of the Issuer, as of their respective dates, and each of the consolidated statements of income, stockholders’ equity and cash flows (including any related notes and schedules thereto) fairly presents the results of operations, cash flows and changes in stockholders’ equity, as the case may be, of the Issuer for the periods to which they relate, in each case in accordance with generally accepted accounting principles (“GAAP”) consistently applied during the periods involved. Sherb is independent as to the Issuer in accordance with the rules and regulations of the SEC. The books and records of the Issuer have been, and are being, maintained in all material respects in accordance with GAAP and any other applicable legal and accounting requirements and reflect only actual transaction. The Issuer has not received any letters of comments from the SEC relating to any filing made by the Issuer with the SEC which has not been addressed by an amended filing, and each amended filing fully responds to the questions raised by the staff of the SEC. The Issuer maintains disclosure controls and procedures that are effective to ensure that information required to be disclosed by the Issuer in its annual and quarterly reports filed with the SEC is accumulated and communicated to the Issuer’s management, including its principal executive and financial officers as appropriate, to allow timely decisions regarding required disclosure. There were no significant changes in the Issuer’s internal controls or other factors that could significantly affect such controls subsequent to December 31, 2006. The Issuer has not received any advice from Sherb to the effect that there is any significant deficiency or material weakness in the Issuer’s controls or recommending any corrective action on the part of the Issuer or any subsidiary of the Issuer. The Issuer does not have any contingent liabilities

(k) The Issuer’s Common Stock is registered pursuant to Section 12(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Issuer is current with its reporting obligations under the Exchange Act. The Common Stock is listed on the OTC Bulletin Board of the National Association of Securities Dealers, Inc. The Issuer has received no notice, either oral or written, with respect to the continued listing of the Common Stock on the OTC Bulletin Board. The Issuer has not provided to any investor any information that, according to applicable law, rule or regulation, should have been disclosed publicly prior to the date hereof by the Issuer, but which has not been so disclosed. As of their respective dates, the Issuer’s filings made pursuant to the Exchange Act (the “Issuer SEC Documents”) complied in all material respects with the requirements of the Exchange Act, and rules and regulations of the SEC promulgated thereunder and the Issuer SEC Documents did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(l) The execution and delivery of this Agreement by the Issuer and the consummation of the transactions contemplated by this Agreement will not result in any material violation of the Issuer’s certificate of incorporation or by-laws, or any applicable Law.

(m) All representations, covenants and warranties of the Issuer and Seller contained in this Agreement shall be true and correct on and as of the Closing Date with the same effect as though the same had been made on and as of such date.

4. Finder’s Fee. Seller represents and warrants that no person is entitled to receive a finder’s fee from Seller in connection with this Agreement as a result of any action taken by the Issuer or Seller pursuant to this Agreement (other than any finder’s fee payment at the Closing from the Purchase Price), and agrees to indemnify and hold harmless the Issuer, its officers, directors and affiliates, in the event of a breach of the representation and warranty set forth in this Section 4. This representation and warranty shall survive the Closing.

5. Termination by Mutual Agreement. This Agreement may be terminated at any time by mutual consent of the parties hereto, provided that such consent to terminate is in writing and is signed by each of the parties hereto.

6. Miscellaneous.

(a) Entire Agreement. This Agreement constitutes the entire agreement of the parties, superseding and terminating any and all prior or contemporaneous oral and written agreements, understandings or letters of intent between or among the parties with respect to the subject matter of this Agreement. No part of this Agreement may be modified or amended, nor may any right be waived, except by a written instrument which expressly refers to this Agreement, states that it is a modification or amendment of this Agreement and is signed by the parties to this Agreement, or, in the case of waiver, by the party granting the waiver. No course of conduct or dealing or trade usage or custom and no course of performance shall be relied on or referred to by any party to contradict, explain or supplement any provision of this Agreement, it being acknowledged by the parties to this Agreement that this Agreement is intended to be, and is, the complete and exclusive statement of the agreement with respect to its subject matter. Any waiver shall be limited to the express terms thereof and shall not be construed as a waiver of any other provisions or the same provisions at any other time or under any other circumstances.

(b) Severability. If any section, term or provision of this Agreement shall to any extent be held or determined to be invalid or unenforceable, the remaining sections, terms and provisions shall nevertheless continue in full force and effect.

(c) Notices. All notices provided for in this Agreement shall be in writing signed by the party giving such notice, and delivered personally or sent by overnight courier, mail or messenger against receipt thereof or sent by registered or certified mail, return receipt requested, or by facsimile transmission or similar means of communication if receipt is confirmed or if transmission of such notice is confirmed by mall as provided in this Section 6(c). Notices shall be deemed to have been received on the date of personal delivery or telecopy or attempted delivery. Notice shall be delivered to the parties at the following addresses:

If to the Issuer (after the Closing):	Lawrence Kwok-Yan Chan, CEO
c/o Suny Electronics (Shenzhen) Company, Limited
12A Block, Xinhe Road, Xinqiao No. 3
Industrial Zone, Shajing District, Baoan Town
Shenzhen, CHINA 150090
E-mail: yxq8877@126.com and
michelleliu.bj@gmail.com
Fax: 86 0755-29758866

With a copy to	Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Attention: Asher S. Levitsky PC
E-mail: alevitsky@srff.com
Fax: (212) 930-9725

If to Seller:	Mr. Nathan Low
641 Lexington Avenue
New York, New York 10022
E-mail: Nathan@sunrisecorp.com
Fax: (212) 750-7277

With a copy to:	Pedley Zielke & Gordinier PLLC
2000 Meidinger Tower
462 South Fourth Avenue
Louisville, KY 40202
Attention: David Pedley, Esq.
E-mail: dpedley@pzgp.com
Fax: 502-584-0422

Any party may, by like notice, change the address, person or telecopier number to which notice shall be sent.

(d) Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of New York applicable to agreements executed and to be performed wholly within such State, without regard to any principles of conflicts of law. Each of the parties hereby irrevocably consents and agrees that any legal or equitable action or proceeding arising under or in connection with this Agreement shall be brought in the federal or state courts located in the County of New York in the State of New York, by execution and delivery of this Agreement, irrevocably submits to and accepts the jurisdiction of said courts, (iii) waives any defense that such court is not a convenient forum, and (iv) consent to any service of process made either (x) in the manner set forth in Section 10(c) of this Agreement (other than by telecopier), or (y) any other method of service permitted by law.

(e) Waiver of Jury Trial. EACH PARTY, TO THE EXTENT PERMITTED BY LAW, HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN THE EVENT OF ANY SUIT, ACTION OR PROCEEDING TO ENFORCE THIS AGREEMENT OR ANY OTHER ACTION OR PROCEEDING WHICH MAY ARISE OUT OF OR IN ANY WAY BE CONNECTED WITH THIS AGREEMENT OR ANY OF THE OTHER DOCUMENTS.

(h) Expenses. Seller shall be responsible and liable for his and the Issuer’s expenses incurred in connection with the preparation of this Agreement, the consummation of the transactions contemplated by this Agreement.

(g) Successors. This Agreement shall be binding upon the parties and their respective heirs, executors, administrators, legal representatives, successors and assigns; provided, however, that the Issuer may not assign this Agreement or any of its rights under this Agreement without the prior written consent of the Seller, and Seller may not assign this Agreement or any of his rights under this Agreement without the prior written consent of the Issuer.

(h) Further Assurances. Each party to this Agreement agrees, without cost or expense to any other party, to deliver or cause to be delivered such other documents and instruments as may be reasonably requested by any other party to this Agreement in order to carry out more fully the provisions of, and to consummate the transaction contemplated by, this Agreement.

(i) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

(j) No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties with the advice of counsel to express their mutual intent, and no rules of strict construction will be applied against any party.

(k) Headings. The headings in the Sections of this Agreement are inserted for convenience only and shall not constitute a part of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

LINCOLN INTERNATIONAL CORPORATION

By:	/s/ Lawrence Kwok-Yan Chan
Name: Lawrence Kwok-Yan Chan, CEO

/s/ Nathan Low
Nathan Low, individually and on behalf of NFS/FMTC Roth IRA FBO Mr. Nathan Low

Exhibit A

Allocation of funds for (i) stock purchase and (ii) repayment of loan due to Nathan Low

Payee	Wire Instruction	Amount
Nathan Low	JP Morgan Chase ABA # 021000021 F/A/O NFS A/C 066 196 221 F/B/O (SR3-000930) Acct name: Nathan A Low	$8,000.00
Nathan Low Roth IRA	JP Morgan Chase ABA # 021000021 F/A/O NFS A/C 066 196 221 F/B/O (SR3-000949) Acct name: Nathan Low Roth IRA	$592,000.00
Gemini Business Consultants, Inc.	Washington Mutual 9505 East Colonial Drive Orlando, Florida 32817 ABA No. 267084131 Account Name: Gemini Business Consultants, Inc. Account No. 3092897724	$25,000.00
Total		$625,000.00